________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2006

                                  ____________


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)




       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                        N/A
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

        Scottish Re Group Limited (the "Company") announced on February 21, 2006 that its Board of Directors (the "Board") has named Glenn S. Schafer as a Director of the Company, effective as of February 16, 2006. Mr. Schafer was elected to the Board at a meeting held on February 16, 2006 and will serve as Vice-Chairman of the Board. He previously served on the Board of the Company from December 2001 through February 2005, when he resigned on excellent terms. Mr. Schafer has more than thirty years of experience in the fields of finance and insurance, most recently with Pacific Life Insurance Company ("Pacific Life"). After nearly twenty years with Pacific Life, Mr. Schafer retired as Vice Chairman at the end of 2005. Additional information regarding Mr. Schafer's business experience is set forth in the press release which is filed as Exhibit
99.1 hereto.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.


99.1    Press Release issued by Scottish Re Group Limited on February 21, 2006.



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                                    SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By:   /s/ Paul Goldean
                                   ---------------------------------------------
                                   Paul Goldean
                                   Executive Vice President and General Counsel



Dated:  February 21, 2006



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                                INDEX TO EXHIBITS

Number   Description
------   -----------

99.1     Press Release issued by Scottish Re Group Limited on February 21, 2006.





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